Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

On October 23, 2015, ERP Operating Limited Partnership, a subsidiary and the operating partnership of Equity Residential through which Equity Residential owns substantially all of its assets, together with certain wholly-owned subsidiaries of ERP Operating Limited Partnership (collectively, the “Company”), entered into ten substantially identical Real Estate Sale Agreements (the “Sale Agreements”) with SCG Atlas Acquisition, L.P., an affiliate of Starwood Global Opportunity Fund X (“Starwood”), pursuant to which the Company agreed to sell to Starwood a portfolio of 72 multifamily assets, comprising 23,262 apartment units across the United States (the “Starwood Portfolio”), for $5.365 billion in cash. On January 26 and 27, 2016, the Company closed on the sale of the entire portfolio described above.

The foregoing description of the Sale Agreements is not complete and is subject to and qualified in its entirety by reference to the Sale Agreements, one of which is attached as Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 23, 2015 and filed with the SEC on October 26, 2015.

The sale of the Starwood Portfolio, combined with other completed and planned 2016 dispositions, has resulted in the Company’s exit from the South Florida and Denver markets and should ultimately complete the Company's planned exit from the Phoenix market as well as certain New England submarkets. The Pro Forma Financial Statements include only adjustments for the Starwood Portfolio disposition and therefore exclude adjustments for all of the Company's other completed and planned 2016 dispositions. There can be no assurance that the remaining other planned 2016 dispositions will ultimately be consummated.

The Company used and expects to use the majority of the proceeds from the sale of the Starwood Portfolio and other completed and planned 2016 dispositions to pay two special dividends to its shareholders and holders of OP Units of between $10.00 and $12.00 per share/unit in the aggregate.  On February 22, 2016, the Board of Trustees declared a special dividend of $8.00 per share/unit which was paid on March 10, 2016 to shareholders/unitholders of record as of March 3, 2016. The Company expects to pay an additional special dividend of approximately $2.00 to $4.00 per share/unit later in 2016. All future dividends remain subject to the discretion of the Company's Board of Trustees. The Company used the majority of the remaining proceeds to reduce aggregate indebtedness in order to make the transaction leverage neutral.  The Company retired approximately $2.0 billion in secured and unsecured debt in the first quarter of 2016, the majority of which was scheduled to mature in 2016 and 2017. The Pro Forma Financial Statements, in accordance with SEC rules and regulations, do not reflect any use of proceeds.

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the quarter ended March 31, 2016 and for the year ended December 31, 2015 of Equity Residential and ERP Operating Limited Partnership are presented as if the entire Starwood Portfolio had been disposed of on January 1, 2015.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are segregated into separate components as follows:

•	the historical Consolidated Statements of Operations of the Company;

•
the elimination of the historical combined revenues and certain expenses of the Starwood Portfolio and interest expense on certain mortgage debt that was required to be paid off prior to closing the transaction; and

•	the Pro Forma Condensed Consolidated Statements of Operations of the Company.

These Pro Forma Financial Statements should be read in conjunction with:

•
The Company’s historical consolidated financial statements and notes thereto as of and for the quarter ended March 31, 2016, included in the Company’s Combined Form 10-Q filed with the SEC on May 5, 2016; and

•
The Company’s historical consolidated financial statements and notes thereto as of and for the year ended December 31, 2015, included in the Company’s Combined Form 10-K filed with the SEC on February 25, 2016.

In management’s opinion, all adjustments necessary to reflect the disposition of the Starwood Portfolio have been made. The following unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the quarter ended March 31, 2016 or for the year ended December 31, 2015 assuming the above transaction had been consummated on January 1, 2015, nor do they purport to represent the future results of operations of the Company.

Equity Residential
Pro Forma Condensed Consolidated Statement of Operations
Quarter Ended March 31, 2016
(Amounts in thousands except per share data)
(Unaudited)

	(1)	(2)
	Equity Residential Historical	Starwood Portfolio		Pro Forma Amounts
REVENUES
Rental income	$616,165	$(30,117)		$586,048
Fee and asset management	2,918	—		2,918
Total revenues	619,083	(30,117)		588,966

EXPENSES
Property and maintenance	109,165	(7,890)		101,275
Real estate taxes and insurance	80,196	(2,872)		77,324
Property management	23,495	(2)		23,493
General and administrative	16,717	(1)		16,716
Depreciation	172,885	—		172,885
Total expenses	402,458	(10,765)		391,693

Operating income	216,625	(19,352)		197,273

Interest and other income	3,058	(2)		3,056
Other expenses	(2,556)	—		(2,556)
Interest:
Expense incurred, net	(213,492)	328	(2a)	(213,164)
Amortization of deferred financing costs	(5,394)	707	(2a)	(4,687)
(Loss) before income and other taxes, (loss) from investments in unconsolidated entities, net gain on sales of real estate properties and land parcels and discontinued operations	(1,759)	(18,319)		(20,078)
Income and other tax (expense) benefit	(350)	—		(350)
(Loss) from investments in unconsolidated entities	(1,104)	—		(1,104)
Net gain on sales of real estate properties	3,723,479	(3,161,221)	(2b)	562,258
Net gain on sales of land parcels	11,722	—		11,722
Income from continuing operations	3,731,988	(3,179,540)		552,448
Discontinued operations, net	(157)	—		(157)
Net income	3,731,831	(3,179,540)		552,291
Net (income) attributable to Noncontrolling Interests:
Operating Partnership	(143,309)	122,132	(2c)	(21,177)
Partially Owned Properties	(764)	—		(764)
Net income attributable to controlling interests	3,587,758	(3,057,408)		530,350
Preferred distributions	(773)	—		(773)
Net income available to Common Shares	$3,586,985	$(3,057,408)		$529,577

Earnings per share – basic:
Income from continuing operations available to Common Shares	$9.84			$1.45
Net income available to Common Shares	$9.84			$1.45
Weighted average Common Shares outstanding	364,592			364,592

Earnings per share – diluted:
Income from continuing operations available to Common Shares	$9.76			$1.44
Net income available to Common Shares	$9.76			$1.44
Weighted average Common Shares outstanding	382,243			382,243

See accompanying notes.

Equity Residential
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2015
(Amounts in thousands except per share data)
(Unaudited)

	(1)	(2)
	Equity Residential Historical	Starwood Portfolio		Pro Forma Amounts
REVENUES
Rental income	$2,736,578	$(427,433)		$2,309,145
Fee and asset management	8,387	—		8,387
Total revenues	2,744,965	(427,433)		2,317,532

EXPENSES
Property and maintenance	479,160	(78,189)		400,971
Real estate taxes and insurance	339,802	(48,403)		291,399
Property management	81,185	(11)		81,174
Fee and asset management	5,021	—		5,021
Depreciation	765,895	(87,616)		678,279
General and administrative	65,082	(38)		65,044
Total expenses	1,736,145	(214,257)		1,521,888

Operating income	1,008,820	(213,176)		795,644

Interest and other income	7,372	(1)		7,371
Other expenses	(2,942)	35		(2,907)
Interest:
Expense incurred, net	(444,069)	680	(2a)	(443,389)
Amortization of deferred financing costs	(10,801)	559	(2a)	(10,242)
Income before income and other taxes, income from investments in unconsolidated entities, net gain (loss) on sales of real estate properties and land parcels and discontinued operations	558,380	(211,903)		346,477
Income and other tax (expense) benefit	(917)	1		(916)
Income from investments in unconsolidated entities	15,025	—		15,025
Net gain on sales of real estate properties	335,134	—		335,134
Net (loss) on sales of land parcels	(1)	—		(1)
Income from continuing operations	907,621	(211,902)		695,719
Discontinued operations, net	397	—		397
Net income	908,018	(211,902)		696,116
Net (income) attributable to Noncontrolling Interests:
Operating Partnership	(34,241)	8,083	(2c)	(26,158)
Partially Owned Properties	(3,657)	—		(3,657)
Net income attributable to controlling interests	870,120	(203,819)		666,301
Preferred distributions	(3,357)	—		(3,357)
Premium on redemption of Preferred Shares	(3,486)	—		(3,486)
Net income available to Common Shares	$863,277	$(203,819)		$659,458

Earnings per share – basic:
Income from continuing operations available to Common Shares	$2.37			$1.81
Net income available to Common Shares	$2.37			$1.81
Weighted average Common Shares outstanding	363,498			363,498

Earnings per share – diluted:
Income from continuing operations available to Common Shares	$2.36			$1.80
Net income available to Common Shares	$2.36			$1.80
Weighted average Common Shares outstanding	380,620			380,620

See accompanying notes.

ERP Operating Limited Partnership
Pro Forma Condensed Consolidated Statement of Operations
Quarter Ended March 31, 2016
(Amounts in thousands except per Unit data)
(Unaudited)

	(1)	(2)
	ERP Operating Limited Partnership Historical	Starwood Portfolio		Pro Forma Amounts
REVENUES
Rental income	$616,165	$(30,117)		$586,048
Fee and asset management	2,918	—		2,918
Total revenues	619,083	(30,117)		588,966

EXPENSES
Property and maintenance	109,165	(7,890)		101,275
Real estate taxes and insurance	80,196	(2,872)		77,324
Property management	23,495	(2)		23,493
General and administrative	16,717	(1)		16,716
Depreciation	172,885	—		172,885
Total expenses	402,458	(10,765)		391,693

Operating income	216,625	(19,352)		197,273

Interest and other income	3,058	(2)		3,056
Other expenses	(2,556)	—		(2,556)
Interest:
Expense incurred, net	(213,492)	328	(2a)	(213,164)
Amortization of deferred financing costs	(5,394)	707	(2a)	(4,687)
(Loss) before income and other taxes, (loss) from investments in unconsolidated entities, net gain on sales of real estate properties and land parcels and discontinued operations	(1,759)	(18,319)		(20,078)
Income and other tax (expense) benefit	(350)	—		(350)
(Loss) from investments in unconsolidated entities	(1,104)	—		(1,104)
Net gain on sales of real estate properties	3,723,479	(3,161,221)	(2b)	562,258
Net gain on sales of land parcels	11,722	—		11,722
Income from continuing operations	3,731,988	(3,179,540)		552,448
Discontinued operations, net	(157)	—		(157)
Net income	3,731,831	(3,179,540)		552,291
Net (income) attributable to Noncontrolling Interests – Partially Owned Properties	(764)	—		(764)
Net income attributable to controlling interests	$3,731,067	$(3,179,540)		$551,527

ALLOCATION OF NET INCOME:
Preference Units	$773	$—		$773

General Partner	$3,586,985	$(3,057,408)		$529,577
Limited Partners	143,309	(122,132)	(2c)	21,177
Net income available to Units	$3,730,294	$(3,179,540)		$550,754

Earnings per Unit – basic:
Income from continuing operations available to Units	$9.84			$1.45
Net income available to Units	$9.84			$1.45
Weighted average Units outstanding	378,289			378,289

Earnings per Unit – diluted:
Income from continuing operations available to Units	$9.76			$1.44
Net income available to Units	$9.76			$1.44
Weighted average Units outstanding	382,243			382,243

See accompanying notes.

ERP Operating Limited Partnership
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2015
(Amounts in thousands except per Unit data)
(Unaudited)

	(1)	(2)
	ERP Operating Limited Partnership Historical	Starwood Portfolio		Pro Forma Amounts
REVENUES
Rental income	$2,736,578	$(427,433)		$2,309,145
Fee and asset management	8,387	—		8,387
Total revenues	2,744,965	(427,433)		2,317,532

EXPENSES
Property and maintenance	479,160	(78,189)		400,971
Real estate taxes and insurance	339,802	(48,403)		291,399
Property management	81,185	(11)		81,174
Fee and asset management	5,021	—		5,021
Depreciation	765,895	(87,616)		678,279
General and administrative	65,082	(38)		65,044
Total expenses	1,736,145	(214,257)		1,521,888

Operating income	1,008,820	(213,176)		795,644

Interest and other income	7,372	(1)		7,371
Other expenses	(2,942)	35		(2,907)
Interest:
Expense incurred, net	(444,069)	680	(2a)	(443,389)
Amortization of deferred financing costs	(10,801)	559	(2a)	(10,242)
Income before income and other taxes, income from investments in unconsolidated entities, net gain (loss) on sales of real estate properties and land parcels and discontinued operations	558,380	(211,903)		346,477
Income and other tax (expense) benefit	(917)	1		(916)
Income from investments in unconsolidated entities	15,025	—		15,025
Net gain on sales of real estate properties	335,134	—		335,134
Net (loss) on sales of land parcels	(1)	—		(1)
Income from continuing operations	907,621	(211,902)		695,719
Discontinued operations, net	397	—		397
Net income	908,018	(211,902)		696,116
Net (income) attributable to Noncontrolling Interests – Partially Owned Properties	(3,657)	—		(3,657)
Net income attributable to controlling interests	$904,361	$(211,902)		$692,459

ALLOCATION OF NET INCOME:
Preference Units	$3,357	$—		$3,357
Premium on redemption of Preference Units	$3,486	$—		$3,486

General Partner	$863,277	$(203,819)		$659,458
Limited Partners	34,241	(8,083)	(2c)	26,158
Net income available to Units	$897,518	$(211,902)		$685,616

Earnings per Unit – basic:
Income from continuing operations available to Units	$2.37			$1.81
Net income available to Units	$2.37			$1.81
Weighted average Units outstanding	377,074			377,074

Earnings per Unit – diluted:
Income from continuing operations available to Units	$2.36			$1.80
Net income available to Units	$2.36			$1.80
Weighted average Units outstanding	380,620			380,620

See accompanying notes.

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
QUARTER ENDED MARCH 31, 2016 AND YEAR ENDED DECEMBER 31, 2015
(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(1)
Historical Balances – Represents the consolidated statements of operations of the Company as contained in the historical consolidated financial statements included in its Form 10-Q as of and for the quarter ended March 31, 2016 and its Form 10-K as of and for the year ended December 31, 2015 previously filed with the SEC on May 5, 2016 and February 25, 2016, respectively.

(2)
Starwood Portfolio – Represents the historical combined revenues and certain expenses of the Starwood Portfolio for the quarter ended March 31, 2016 and for the year ended December 31, 2015 as if the disposition had occurred on January 1, 2015.

a.	Reflects only the interest expense and amortization of deferred financing costs related to certain mortgage debt that was required to be paid off prior to closing the transaction.

b.
Reflects the gain on sale of real estate properties related to the Starwood Portfolio, which has been eliminated from these pro forma results as it is not expected to have a continuing impact on the Company's financial results.

c.
Reflects the allocation of results between the controlling interests and the Noncontrolling Interests – Operating Partnership based on the Noncontrolling Interests – Operating Partnership weighted average ownership of 3.84% and 3.82% of Equity Residential for the quarter ended March 31, 2016 and for the year ended December 31, 2015, respectively.